Stock-Based Compensation (Policies)	12 Months Ended
Dec. 31, 2018
Share-based Payment Arrangement [Abstract]
Share-based Compensation, Option and Incentive Plans	We recognize the fair value of stock-based compensation as expense over the requisite service period of the individual grantees, which generally equals the vesting period. We provide newly issued shares of our common stock and treasury stock to satisfy the issuance of PA, SVA, and RSU shares.